Cash Management Fund Institutional

Annual Report

December 31, 2002

[Deutsche Asset Management Logo]

Contents

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

Cash Management Fund Institutional

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

Cash Management Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Account Management Resources

	Nasdaq Symbol	CUSIP Number
Cash Management Fund Institutional	BICXX	055924104

This report must be preceded or accompanied by a current prospectus for the fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Cash Management Fund Institutional: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

In the following interview, Portfolio Managers Darlene M. Rasel and Geoffrey Gibbs discuss the market environment and the team's approach to managing Cash Management Fund Institutional during the 12-month period ended December 31, 2002, and offer an outlook for the months ahead.

Q: How did the fund perform over the annual period?

A: Over the 12 months ended December 31, 2002, Cash Management Fund Institutional's seven-day annualized yield declined from 2.12% as of December 31, 2001 to 1.28% as of December 31, 2002, primarily reflecting the ripple effect of the Federal Reserve Board's 11 interest rate cuts in 2001 and its 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. The Federal Reserve Board's latest interest rate cut had only a modest impact on the fund's yields. Prior to the rate cut, management purchased higher yielding securities which benefited the fund's yields. These securities are expected to continue to benefit the fund's yields until they mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which is likely to be lower given the Federal Reserve Board rate cut. For the 12-month period ended December 31, 2002, the fund returned 1.67%, compared with the 1.49% average return of the iMoneyNet First Tier Institutional Money Funds Average.1

Q: Until November, the Federal Reserve Board held interest rates steady through the annual period, following its aggressive easing in 2001. What dominated money market activity instead?

1 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

A: While the targeted federal funds rate2 remained unchanged until November 6, Federal Reserve Board policy still had a major impact on the backdrop to money market activity. In March 2002, the Federal Reserve Board had shifted from an easing to a neutral bias, citing a slow economic recovery in progress. In August, an uneven economic recovery led the Federal Reserve Board to say that it was paying close attention to the financial markets in its future policy decisions. In September, the Federal Reserve Board left rates unchanged, but it was a decision opposed by two Board members. Then, following a weak employment report as well as other unfavorable economic reports, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6 in an effort to jump-start an economy that it thought may be decelerating. This surprisingly aggressive move gave investors some relief that support was in the pipeline for an economy in what Fed chairman Alan Greenspan called a "soft spot."

2 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

Q: How did the pace of US economic growth influence the money markets?

A: As 2002 began, the weakened state of the US economy caused much uncertainty in the financial markets. Many investors remained skeptical as to whether the Federal Reserve Board had completed its interest rate cutting cycle. Despite a stream of economic data that pointed to signs of bottoming in the general US economy, fears related to the ongoing war on terrorism kept the Federal Reserve Board on hold. As the second quarter got under way, the US economic recovery seemed a bit more tentative than during the first quarter. Business spending began to pick up, and the consumer continued to spend. However, no improvement could be detected in the labor market, and manufacturing in the US also remained weak. In reaction, the one-year US Treasury yield curve flattened somewhat.

During the second half of the year, the US economy grew slightly on the back of strong consumer demand for houses, housing-related items and automobiles. Still, the ongoing threat of war, volatility in the stock market, rising oil prices and relatively soft employment numbers all weighed on consumer confidence, which slumped in October to its lowest level since 1993. Business spending showed no convincing signs of a pickup until November, when a rise in durable goods orders signaled a possible turnaround. In fact, November seems to have been a turning point for the economy.

The Republicans' win of the House and Senate increased prospects for fiscal stimulus to help boost the struggling economy. Fears of an impending war with Iraq subsided with the UN weapons inspections. As calmer spirits prevailed, investors returned to the stock market, which climbed to a second consecutive monthly gain of more than 5%. Consumer confidence rallied despite a poor labor market. The holiday season for retailers was softer than anticipated, and the stock market declined by about 6% in December, but the US economy still managed to chug along at a positive rate.

Also in December, the Bush administration shook up its economic team, with the President's dismissal of the Treasury secretary and White House economic advisor. Though midterm cabinet reappointments are not unusual, the financial markets took this as a sign that the President is looking to revive the economy with a new stimulus plan, including aggressive tax cuts.

Given this backdrop, many investors sought out the relative safety of fixed-income securities during most of the annual period. While the short end of the money market yield curve held steady, longer-term yields fell substantially, thus flattening the yield curve. As the financial markets assigned a high probability to an interest rate cut, the money market yield curve became inverted at some points during October. In November, as positive economic data moved investors out of bonds and into stocks, the money market yield curve became positively sloped and continued to steepen, offering attractive buying opportunities. In December, the yield curve flattened again just a bit.

Q: In light of recent market conditions, what has been the fund's strategy?

A: By staying disciplined to the purchase of high-quality instruments and actively adjusting sector allocation and the duration of the portfolio as market conditions changed, we were able to produce competitive yields in Cash Management Fund Institutional for the annual period.

In light of the uncertainty in the financial markets and in the US economy, we maintained an aggressive average weighted maturity, generally in the 50- to 55-day range, for most of the annual period. At the start of the year, we implemented a "barbell strategy," whereby we purchased short-dated paper for liquidity and longer-term paper to add duration and to take advantage of the higher yields available at the long end of the money market yield curve. We also continued to look for opportunities to purchase high-quality floating-rate notes.

Toward the end of the third calendar quarter when the yield curve flattened and the large percentage of overnight holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board, this strategy became less effective. Thus, we began replacing these shorter-term holdings with purchases at the intermediate portion of the money market yield curve. We focused our investments during October in the one- to three-month range, locking in attractive rates and making the portfolio less susceptible to the Federal Reserve Board action. In November, as the yield curve steepened again, we bought primarily in the three- to six-month range, where we were able to pick up significant yield while maintaining the fund's weighted average maturity at the longer end of its range. In December, we bought investments across the one-to-six- month range. Throughout the year, our preference for high-credit-quality issuers in the portfolio did not change.

Q: What is your outlook for the coming months?

A: The US economy no longer appears in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. With little inflation pressure evident, we expect the Federal Reserve Board to leave rates unchanged at its January meeting. However, reports from UN weapons inspectors in Iraq, North Korea's renewal of its nuclear program, a spike in oil prices and the ongoing softness in the US dollar threaten to keep markets on edge in the early months of 2003.

As the new year begins, we expect the Federal Reserve Board to remain vigilant and do whatever is necessary, within its power, to move the economy forward. While Chairman Greenspan has said that he does not think the recent 50-basis-point cut is going to be inflationary, as soon as the Federal Reserve Board sees signs of heightened inflation, the interest rate reductions will be over. It should also be remembered that because changes in monetary policy typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. With the Federal Reserve Board having assumed a neutral bias at its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus in the form of tax cuts and spending programs by the US government will play as crucial a role as the Federal Reserve Board in spurring economic growth.

We do expect the money market yield curve to steepen in the near future (i.e., for six- to 12-month yields to become more attractive). We are thus prepared to cautiously extend the average maturity of the fund at the appropriate time. We intend to maintain our conservative investment strategies and choose securities from only the highest-quality issuers. We will also seek to provide high current income consistent with liquidity and capital preservation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Financial Statements

Statements of Assets and Liabilities as of December 31, 2002
Assets
Investment in the Cash Management Portfolio	$ 3,818,582,606
Receivable for Fund shares sold	252,846
Other assets	8,798
Total assets	3,818,844,250
Liabilities
Dividend payable	1,004,505
Accrued administrator service fee	160,409
Other accrued expenses and payables	40,408
Total liabilities	1,205,322
Net assets, at value	$ 3,817,638,928
Net Assets
Net assets consist of: Undistributed net investment income	78,352
Accumulated net realized gain (loss)	56,815
Paid-in capital	3,817,503,761
Net assets, at value	$ 3,817,638,928
Net Asset Value
Net Asset Value, offering and redemption price per share ($3,817,638,928 / 3,817,503,761 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended December 31, 2002
Investment Income
Net investment income allocated from the Cash Management Portfolio: Interest	$ 71,041,213
Dividends	5,357,921
Expenses(a)	(7,240,355)
Net investment income allocated from Portfolio	69,158,779
Expenses: Administrator service fees	1,987,739
Audit fees	14,040
Legal fees	8,004
Trustees' fees and expenses	10,869
Reports to shareholders	34,223
Total expenses, before expense reductions	2,054,875
Expense reductions	(44,138)
Total expenses, after expense reductions	2,010,737
Net investment income	67,148,042
Net realized gain (loss) from investments	92,632
Net increase (decrease) in net assets resulting from operations	$ 67,240,674

a For the year ended December 31, 2002, the Advisor to the Cash Management Portfolio waived fees of which $945,877 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 67,148,042	$ 161,264,851
Net realized gain (loss) on investment transactions	92,632	150,936
Net increase (decrease) in net assets resulting from operations	67,240,674	161,415,787
Distributions to shareholders from: Net investment income	(67,147,208)	(161,219,352)
Fund share transactions: Proceeds from shares sold	62,146,489,679	60,759,874,100
Reinvestment of distributions	59,490,589	138,185,411
Cost of shares redeemed	(63,078,539,287)	(60,227,324,512)
Net increase (decrease) in net assets from Fund share transactions	(872,559,019)	670,734,999
Increase (decrease) in net assets	(872,465,553)	670,931,434
Net assets at beginning of period	4,690,104,481	4,019,173,047
Net assets at end of period (including undistributed net investment income of $78,352 and $77,518, respectively)	$ 3,817,638,928	$ 4,690,104,481
Other Information
Shares outstanding at beginning of period	4,690,062,780	4,019,327,781
Shares sold	62,146,489,679	60,759,874,100
Shares issued in reinvestment of distributions	59,490,589	138,185,411
Shares redeemed	(63,078,539,287)	(60,227,324,512)
Net increase (decrease) in Fund shares	(872,559,019)	670,734,999
Shares outstanding at end of period	3,817,503,761	4,690,062,780

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income	.017	.04	.06	.05	.05
Net realized and unrealized gain (loss) on investment transactions[a]	.000	.00	.00	.00	.00
Total from investment operations	.017	.04	.06	.05	.05
Less distributions from: Net investment income	(.017)	(.04)	(.06)	(.05)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	1.67	4.16	6.41	5.11	5.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,818	4,960	4,019	2,962	2,347
Ratio of expenses before expense reductions, including expenses of Cash Management Portfolio (%)	.25	.25	.26	.26	.26
Ratio of expenses after expense reductions, including expenses of Cash Management Portfolio (%)	.23	.23	.23	.23	.23
Ratio of net investment income (%)	1.67	4.00	6.24	5.01	5.34
[a] Amount is less than $.0005 per share. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

BT Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management investment company organized as a Massachusetts business trust. Cash Management Fund Institutional (the "Fund") is one of the funds the Trust offers to investors.

The investment objective of the Fund is to seek a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Cash Management Portfolio (the "Portfolio"), an open-end management investment company registered under the Act. Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Prospectus and Statement of Additional Information.

On December 31, 2002, the Fund owned approximately 34% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

The Fund determines the value of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements which accompany this report.

C. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

D. Distribution of Income and Gains

All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of the Fund's pro rata share of the corresponding Portfolio's net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 135,167

In addition, during the year ended December 31, 2002 and December 31, 2001, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2002	2001
Distributions from ordinary income*	$ 67,147,208	$ 161,219,352

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

E. Other

The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

Note 2-Fees and Transactions with Affiliates

Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator. The Fund pays the Administrator an annual fee ("Administrator Service Fee") based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%.

The Administrator has contractually agreed to waive its fees and/or reimburse expenses of the Fund through April 30, 2003, to the extent necessary, to limit all expenses to 0.23% of the average daily net assets of the Fund, including expenses of the Portfolio.

Accordingly, for the year ended December 31, 2002, the Fund did not impose a portion of its Administrative Service Fee as follows:

	Amount Imposed	Amount Waived	Effective Rate
Cash Management Fund Institutional	$ 1,987,739	$ 44,138.05%

ICCC is also the Fund's accounting and Transfer agent. Effective December 16, 2002, the Board voted to replace ICCC with Scudder Investments Service Company as the Fund's transfer agent.

Certain officers and Trustees of the Fund are also officers or Trustees of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities. The Fund pays each Trustee not affiliated with Deutsche Bank AG retainer fees plus specified amounts for attended board and committee meetings.

Note 3-Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2002 there were two shareholders who held 10% and 16% of the outstanding shares of the Fund.

Report of Independent Accountants

To the Trustees of BT Institutional Funds and Holders of Beneficial Interest of Cash Management Fund Institutional

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Fund Institutional (hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 21, 2003

Shareholder Meeting Results

A Special Meeting of Shareholders of Cash Management Fund Institutional (the "Fund"), a series of BT Institutional Funds (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the even of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	14,119,807,104	45,962,686
S. Leland Dill	14,114,521,444	51,248,346
Martin J. Gruber	14,119,808,691	45,961,099
Richard T. Hale	14,119,807,010	45,962,780
Joseph R. Hardiman	14,119,808,691	45,961,099
Richard J. Herring	14,119,808,691	45,961,099
Graham E. Jones	14,114,521,466	51,248,324
Rebecca W. Rimel	14,119,808,691	45,961,099
Philip Saunders, Jr.	14,114,521,466	51,248,324
William N. Searcy	14,119,807,104	45,962,686
Robert H. Wadsworth	14,119,808,691	45,961,099

Trustees and Officers

The following individuals hold the same position with the Fund and the Cash Management Portfolio.

Non-Interested Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with BT Institutional Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of December 31, 2002

Cash Management Portfolio	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 48.0%
Abbey National Treasury Services PLC:
1.34%, 1/3/2003	300,000,000	300,000,000
2.09%, 7/1/2003	50,000,000	49,975,178
2.59%, 3/31/2003	25,000,000	25,002,406
ABN Amro Bank NV, 1.355%, 1/21/2003	100,000,000	100,000,277
American Express Centurion Bank, 1.4%, 1/6/2003	100,000,000	100,000,000
Bank of Nova Scotia:
1.35%, 5/15/2003	45,000,000	45,000,000
1.35%, 5/19/2003	50,000,000	50,000,000
Barclays Bank PLC:
1.35%, 1/14/2003	120,000,000	120,000,000
1.35%, 1/21/2003	150,000,000	150,000,000
1.37%, 1/21/2003	100,000,000	99,998,216
1.38%, 1/10/2003	57,000,000	57,000,138
2.1%, 1/10/2003	21,000,000	21,000,026
BNP Paribas:
1.38%, 5/27/2003	150,000,000	150,000,000
2.0%, 2/19/2003	60,000,000	60,000,000
Caisse Des Depots Et Consignations, 1.43%, 1/6/2003	50,000,000	50,000,000
Canadian Imperial Bank:
1.35%, 6/10/2003	65,000,000	65,000,000
1.38%, 5/21/2003	100,000,000	100,000,000
2.0%, 2/20/2003	50,000,000	50,000,000
Citibank AG, 1.78%, 1/23/2003	50,000,000	50,000,000
Credit Agricole Indosuez SA:
1.0%, 1/2/2003	171,701,725	171,701,725
1.333%*, 3/25/2003	100,000,000	99,990,904
1.333%*, 3/31/2003	35,000,000	34,995,293
2.2%, 1/22/2003	30,000,000	30,000,000
2.98%, 4/21/2003	35,000,000	34,997,929
Credit Suisse First Boston, 1.35%, 2/18/2003	50,000,000	50,000,000
DEPFA Bank Europe PLC:
1.38%, 5/19/2003	70,000,000	70,000,000
1.69%**, 1/28/2003	50,000,000	49,936,625
1.72%**, 1/7/2003	55,000,000	54,984,233
2.05%**, 3/11/2003	100,000,000	99,607,083
Fortis Bank NV, 1.37%, 2/13/2003	100,000,000	100,000,000
HBOS PLC, 1.37%, 3/25/2003	200,000,000	200,000,000
HSBC Bank USA, 2.05%, 7/15/2003	40,000,000	40,000,000
ING Bank NV:
1.35%, 5/15/2003	80,000,000	80,000,000
1.36%, 2/24/2003	100,000,000	100,000,000
1.37%, 3/4/2003	60,000,000	60,000,000
1.75%, 1/8/2003	140,000,000	140,000,000
1.79%, 1/23/2003	100,000,000	100,000,000
J.P. Morgan Chase & Co.:
1.53%*, 2/20/2003	30,750,000	30,756,179
1.72%, 1/10/2003	50,000,000	50,000,000
1.903%*, 1/30/2003	25,000,000	25,003,005
Landesbank Baden Wurttemberg:
1.375%, 5/19/2003	70,000,000	70,000,000
2.205%, 1/30/2003	35,000,000	35,000,278
Landesbank Hessen-Thuringen Girozentrale:
1.38%, 5/27/2003	150,000,000	150,000,000
2.02%, 7/23/2003	60,000,000	60,000,000
2.06%, 7/23/2003	50,000,000	50,013,567
Lloyds TSB Bank PLC, 2.02%, 3/21/2003	50,000,000	50,002,162
Natexis Banque Populaires, 2.3%, 2/10/2003	43,000,000	43,000,000
National Australia Bank Ltd.:
2.06%, 3/25/2003	60,000,000	60,006,813
2.2%, 1/22/2003	50,000,000	50,000,000
Norddeutsche Landesbank Girozentrale:
1.35%, 5/19/2003	100,000,000	100,000,000
1.36%, 5/13/2003	80,000,000	80,000,000
2.15%, 1/24/2003	25,000,000	25,000,000
Nordea Bank Finland PLC, 1.366%*, 9/10/2003	40,000,000	39,991,687
Northern Rock PLC, 1.36%, 4/22/2003	75,000,000	75,000,000
Rabobank Nederland NV:
1.281%, 1/2/2003	200,000,000	200,000,000
2.76%, 3/24/2003	45,000,000	44,976,130
Societe Generale, 1.34%, 2/21/2003	100,000,000	100,000,000
South Trust Bank:
1.35%, 6/6/2003	50,000,000	50,000,000
1.35%, 6/9/2003	100,000,000	100,000,000
1.35%, 6/10/2003	50,000,000	50,000,000
1.36%, 5/21/2003	70,000,000	70,000,000
Svenska Handelsbanken, Inc., 1.76%, 1/17/2003	100,000,000	100,000,000
Toronto Dominion Bank:
1.34%, 6/13/2003	120,000,000	120,000,000
1.35%, 5/13/2003	100,000,000	100,000,000
1.384%*, 4/23/2003	50,000,000	50,000,000
UBS AG, 2.1%, 2/13/2003	80,000,000	80,000,000
Unicredito Italiano SPA, 1.42%, 6/4/2003	50,000,000	50,000,000
Westdeutsche Landesbank AG, 1.385%, 5/19/2003	100,000,000	100,001,904
Westdeutsche Landesbank Girozentrale:
1.339%*, 3/24/2003	105,000,000	104,988,164
2.27%, 1/27/2003	20,000,000	19,998,590
2.28%, 1/23/2003	30,000,000	30,000,000
Total Certificates of Deposit and Bank Notes (Cost $5,522,928,512)		5,522,928,512

Commercial Paper 30.7%
Alliance & Leicester PLC, 1.65%**, 2/5/2003	30,000,000	29,951,875
Allstate Life Insurance Co., 1.95%*, 7/1/2003	45,000,000	45,000,000
American Honda Finance Corp.:
1.491%*, 6/11/2003	7,000,000	7,002,331
1.71%**, 1/23/2003	22,500,000	22,476,487
1.75%*, 7/11/2003	35,000,000	35,000,000
Asset Portfolio Funding Corp., 1.36%**, 1/13/2003	63,080,000	63,051,404
Bayerische Landesbank Girozentrale:
1.317%*, 3/25/2003	75,000,000	74,989,767
1.317%*, 3/26/2003	50,000,000	49,993,096
1.41%*, 1/23/2003	125,000,000	125,006,779
Blue Ridge Asset Funding:
1.31%**, 2/5/2003	25,000,000	24,968,160
1.34%**, 2/7/2003	25,000,000	24,965,569
CC (USA), Inc.:
1.36%*, 9/15/2003	50,000,000	49,996,499
2.45%, 2/3/2003	25,000,000	25,002,508
Delaware Funding Corp., 1.34%**, 2/6/2003	126,093,000	125,924,035
Enterprise Funding Corp., 1.4%**, 1/6/2003	18,838,000	18,834,337
Falcon Asset Securitization Corp.:
1.34%**, 1/13/2003	50,000,000	49,977,667
1.35%**, 1/16/2003	39,990,000	39,967,506
1.38%**, 1/22/2003	66,325,000	66,271,608
Fortis Funding LLC, 1.62%**, 3/18/2003	53,500,000	53,317,030
GE Capital International Funding, Inc., 1.77%**, 1/31/2003	25,000,000	24,963,125
GE Financial Assurance Holdings, Inc., 1.72%**, 1/8/2003	20,000,000	19,993,311
General Electric Capital Assurance Co.:
1.37%**, 5/14/2003	125,000,000	124,367,326
1.419%*, 3/24/2003	65,000,000	65,000,071
1.42%*, 5/28/2003	50,000,000	50,002,247
1.66%**, 2/7/2003	50,000,000	49,914,694
1.886%*, 9/3/2003	60,000,000	60,000,000
5.375%, 1/15/2003	10,000,000	10,011,863
Greyhawk Funding LLC:
1.34%**, 2/26/2003	40,000,000	39,916,622
1.35%**, 2/11/2003	111,700,000	111,528,261
1.35%**, 2/21/2003	130,000,000	129,752,083
1.38%**, 1/27/2003	45,000,000	44,955,150
Heller Financial, Inc., 6.4%, 1/15/2003	46,895,000	46,967,114
Jupiter Securitization Corp.:
1.37%**, 2/11/2003	70,000,000	69,890,781
1.38%**, 1/10/2003	20,064,000	20,057,078
K2 (USA), LLC:
1.36%**, 5/23/2003	62,500,000	62,164,722
1.38%**, 6/4/2003	50,500,000	50,201,882
1.72%**, 1/7/2003	75,000,000	74,978,500
KBC Bank NV, 1.35%*, 3/28/2003	50,000,000	49,994,582
Lake Constance Funding , 1.36%**, 5/7/2003	50,000,000	49,762,000
Merrill Lynch & Co., Inc., 1.39%*, 4/16/2003	25,000,000	24,999,281
Morgan Stanley Dean Witter & Co., 1.33%*, 5/22/2003	50,000,000	50,000,000
Morgan Stanley Dean Witter & Co., 1.33%*, 6/4/2003	100,000,000	100,000,000
New York Life Funding, 1.47%*, 9/22/2003	60,000,000	60,000,000
Pennine Funding LLC, 1.34%**, 3/14/2003	50,000,000	49,866,000
Perry Global Funding LLC:
1.36%**, 2/3/2003	75,000,000	74,906,500
1.36%**, 2/13/2003	25,078,000	25,037,262
1.68%**, 2/27/2003	39,198,000	39,093,733
1.79%**, 1/28/2003	61,000,000	60,917,950
Prefco:
1.34%**, 2/4/2003	94,460,000	94,340,456
1.36%**, 1/28/2003	110,000,000	109,887,800
Quincy Capital Corp.:
1.31%**, 1/14/2003	24,433,000	24,421,442
1.38%**, 1/15/2003	18,290,000	18,280,184
1.38%**, 1/16/2003	20,100,000	20,088,443
1.38%**, 1/23/2003	56,950,000	56,901,972
Salomon Smith Barney Holdings, Inc.:
1.7%*, 5/2/2003	20,000,000	20,019,360
1.79%*, 4/28/2003	75,000,000	75,000,000
Scaldis Capital LLC:
1.36%**, 2/28/2003	30,309,000	30,242,590
1.68%**, 3/11/2003	23,475,000	23,399,411
1.68%**, 3/24/2003	32,955,000	32,828,892
1.73%**, 1/7/2003	4,505,000	4,503,701
1.8%**, 1/27/2003	14,178,000	14,159,569
1.8%**, 3/3/2003	40,245,000	40,122,253
1.8%**, 3/14/2003	16,729,000	16,668,776
Sheffield Receivables Corp.:
1.35%**, 1/28/2003	50,000,000	49,949,375
1.47%**, 1/2/2003	40,000,000	39,998,367
Shell Finance (UK) PLC:
1.66%**, 6/3/2003	50,000,000	49,647,250
1.66%**, 7/2/2003	25,000,000	24,790,194
Spintab AB, 1.34%**, 4/15/2003	100,000,000	99,612,889
Svenska Handelsbanken, Inc.:
1.33%**, 3/26/2003	50,000,000	49,844,833
1.33%**, 2/11/2003	24,000,000	23,963,646
Tulip Funding Corp., 1.39%**, 1/7/2003	39,726,000	39,716,797
Total Commercial Paper (Cost $3,529,326,996)		3,529,326,996

Money Market Funds 9.3%
AIM Liquid Assets Portfolio, 1.34%	300,000,000	300,000,000
Federated Prime Cash Obligation Fund, 1.37%	100,000,000	100,000,000
Federated Prime Obligation Fund, 1.35%	450,000,000	450,000,000
Provident Temp Fund, 1.298%	200,000,000	200,000,000
Strong Heritage Money Fund, 1.36%	25,000,000	25,000,000
Total Money Market Funds (Cost $1,075,000,000)		1,075,000,000

Funding Agreements 1.4% (b)
General Electric Capital Assurance Co.: 1.501%, 3/1/2003	20,000,000	20,000,000
1.46%, 12/29/2003	75,000,000	75,000,000
Travelers Insurance Co.:
1.84%*, 1/27/2003	40,000,000	40,000,000
1.86%, 4/2/2003	30,000,000	30,000,000
Total Funding Agreements (Cost $165,000,000)		165,000,000

US Government Agency Obligations 3.3%
Federal Home Loan Bank:
1.52%, 12/16/2003	28,915,000	28,894,785
1.6%, 12/22/2003	65,000,000	65,000,000
1.7%, 12/8/2003	36,975,000	36,986,310
1.76%, 11/7/2003	35,000,000	35,000,000
2.125%, 1/10/2003	41,650,000	41,651,080
5.125%, 1/13/2003	5,000,000	5,004,643
Federal Home Loan Mortgage Corp.:
2.45%, 1/16/2003	30,000,000	30,000,000
4.5%, 6/15/2003	40,000,000	40,569,890
7.0%, 2/15/2003	25,000,000	25,141,671
Federal National Mortgage Association: Zero Coupon, 1/10/2003	50,000,000	49,971,125
2.25%, 2/7/2003	24,000,000	24,000,000
Total US Government Agency Obligations (Cost $382,219,504)		382,219,504

Repurchase Agreements*** 7.3%
Tri Party Repurchase Agreement with Bank of America Securities LLC, 1.26%, dated 12/31/2002, principal and interest in the amount of $250,017,500, due 1/2/2003	250,000,000	250,000,000
Tri Party Repurchase Agreement with Bear Stearns & Co., Inc., 1.26%, dated 12/31/2002, principal and interest in the amount of $350,024,500, due 1/2/2003	350,000,000	350,000,000
Tri Party Repurchase Agreement with Lehman Brothers, Inc., 1%, dated 12/31/2002, principal and interest in the amount of $238,326,557, due 1/2/2003	238,313,317	238,313,317
Total Repurchase Agreements (Cost $838,313,317)		838,313,317
Total Investment Portfolio - 100.0% (Cost $11,512,788,329) (a)		11,512,788,329

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2002.
** Annualized yield at the time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Cost for federal income tax purposes was $11,512,788,329.
(b) Subject to a seven-day demand feature.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at amortized cost	$ 11,512,788,329
Cash	95,738
Receivable for shares of beneficial interest subscribed	262,500
Interest receivable	25,064,420
Other assets	128,139
Total assets	11,538,339,126
Liabilities
Payable for investments purchased	300,000,000
Accrued advisory fee	1,098,898
Accrued administrator service fee	539,433
Other accrued expenses and payables	80,496
Total liabilities	301,718,827
Net assets, at value	$ 11,236,620,299

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Interest	$ 187,237,501
Dividends	14,191,670
Total income	201,429,171
Expenses: Advisory fee	16,015,555
Administrator service fees	5,337,022
Auditing	23,918
Legal	5,338
Trustees' fees and expenses	107,589
Other	219,987
Total expenses, before expense reductions	21,709,409
Expense reductions	(2,513,697)
Total expenses, after expense reductions	19,195,712
Net investment income	182,233,459
Net realized gain (loss) from investment transactions	204,166
Net increase (decrease) in net assets resulting from operations	$ 182,437,625

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income	$ 182,233,459	$ 384,418,274
Net realized gain (loss) on investment transactions	204,166	358,550
Net increase (decrease) in net assets resulting from operations	182,437,625	384,776,824
Capital transaction in shares of beneficial interest: Proceeds from capital invested	54,331,491,476	43,173,330,072
Value of capital withdrawn	(54,140,926,979)	(41,500,185,737)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	190,564,497	1,673,144,335
Increase (decrease) in net assets	373,002,122	2,057,921,159
Net assets at beginning of period	10,863,618,177	8,805,697,018
Net assets at end of period	$ 11,236,620,299	$ 10,863,618,177

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11,237	10,864	8,806	6,101	5,464
Ratio of expenses before expense reductions (%)	.20	.20	.20	.20	.20
Ratio of expenses after expense reductions (%)	.18	.18	.18	.18	.18
Ratio of net investment income (%)	1.71	4.04	6.28	5.04	5.37
Total investment return (%)[a]	1.72	-	-	-	-
[a] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

The Cash Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company organized as a New York business trust.

Details concerning the Portfolio's investment objectives and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

C. Repurchase Agreements

The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities transactions to its investors in proportion to its investment in the Portfolio.

Note 2-Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the year ended December 31, 2002 the Fund did not impose a portion of its Advisory fee as follows:

	Total Aggregated	Amount Waived	Effective Rate
Cash Management Portfolio	$ 16,015,555	$ 2,513,697.13%

Effective July 30, 2002, the Portfolio, as approved by the Portfolio's Trustees and shareholders, implemented a new advisory agreement with DeAM, Inc. The new advisory agreement contains substantially similar provisions to the pre-existing advisory agreement except that, to the extent permissible by law and subject to further Board approval, DeAM, Inc. would be authorized to appoint certain affiliates as subadvisor to perform certain of DeAM, Inc.'s duties.

Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee ("Administrator service fee") based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.05%.

Deutsche Bank Trust Company Americas, an affiliate of the Advisor and Administrator, is the Portfolio's custodian.

Certain officers and a Trustee of the Portfolio are also officers or Trustees of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Note 3-Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent.

Note 4-Subsequent Event

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Fund and the Portfolio (collectively the "Funds"). DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Funds' Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Funds, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Funds' permanent custodian.

Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 21, 2003

Shareholder Meeting Results

A Special Meeting of Shareholders of Cash Management Portfolio (the "Portfolio") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	9,318,810,039	135,721,959
S. Leland Dill	9,318,697,405	135,834,593
Martin J. Gruber	9,318,707,199	135,824,798
Richard T. Hale	9,318,643,537	135,888,462
Joseph R. Hardiman	9,318,672,919	135,859,079
Richard J. Herring	9,318,859,010	135,672,988
Graham E. Jones	9,318,457,446	136,074,553
Rebecca W. Rimel	9,318,716,994	135,815,005
Philip Saunders, Jr.	9,318,707,199	135,824,799
William N. Searcy	9,318,628,845	135,903,153
Robert H. Wadsworth	9,318,756,171	135,775,828

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the Fund's Portfolio and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
9,313,069,206	129,643,005	11,819,787

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes

Notes

Notes

Notes